Income taxes	12 Months Ended
Mar. 31, 2013
Income taxes

18. Income taxes:

The components of income tax expense reflected in the consolidated statements of income are as follows.

	Millions of yen
	Year ended March 31
	2011	2012	2013
Current:
Domestic	¥175	¥13,481	¥71,918
Foreign	5,956	7,650	6,164

Subtotal	6,131	21,131	78,082

Deferred:
Domestic	56,194	34,274	55,257
Foreign	(995)	3,498	(1,300)

Subtotal	55,199	37,772	53,957

Total	¥61,330	¥58,903	¥132,039

The income tax benefit recognized from net operating losses for the years ended March 31, 2011, 2012 and 2013 totaled ¥4,645 million, ¥1,358 million and ¥2,944 million, respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax. Since April 1, 2004, Nomura’s domestic effective statutory tax rate had been approximately 41%. Due to the revisions of domestic tax laws during the third quarter ended December 31, 2011, our effective statutory tax rates are 38% for the fiscal years beginning between April 1, 2012 and March 31, 2015, and 36% thereafter.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2011, 2012 and 2013.

	Year ended March 31
	2011	2012	2013
Our effective statutory tax rate	41.0%	41.0%	38.0%
Impact of:
Changes in deferred tax valuation allowance	1.6	(22.5)	(0.7)
Taxable items to be added on financial profit	5.3	3.8	1.5
Non-deductible expenses	16.6	23.3	12.9
Non-taxable revenue	(8.4)	(29.7)	(9.3)
Dividends from foreign subsidiaries	0.0	0.9	0.2
Tax effect of undistributed earnings of foreign subsidiaries	(0.0)	(1.1)	0.2
Different tax rate applicable to income (loss) of foreign subsidiaries	10.8	14.1	10.0
Effect of changes in domestic tax laws	—	45.7	0.9
Expiration of loss carryforwards	1.3	2.8	1.3
Tax benefit recognized on the devaluation of investment in subsidiaries and affiliates	(1.3)	(8.8)	—
Other	(1.1)	(0.2)	0.5

Effective tax rate	65.8%	69.3%	55.5%

Net deferred tax assets of ¥201,244 million and ¥145,602 million reported within Other assets—Other in the consolidated balance sheets as of March 31, 2012 and 2013, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥63,493 million and ¥34,082 million reported within Other liabilities in the consolidated balance sheets as of March 31, 2012 and 2013, respectively, represent the total of the temporary differences in those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows.

	Millions of yen
	March 31
	2012	2013
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥70,406	¥10,043
Investments in subsidiaries and affiliates	177,522	177,175
Valuation of financial instruments	197,961	146,800
Accrued pension and severance costs	34,291	17,999
Other accrued expenses and provisions	84,628	106,436
Operating losses	313,245	341,177
Other	20,034	5,228

Gross deferred tax assets	898,087	804,858
Less—Valuation allowance	(490,986)	(522,220)

Total deferred tax assets	407,101	282,638

Deferred tax liabilities
Investments in subsidiaries and affiliates	78,262	88,631
Valuation of financial instruments	56,732	53,367
Undistributed earnings of foreign subsidiaries	3,167	2,960
Valuation of fixed assets	117,112	21,950
Other	14,077	4,210

Total deferred tax liabilities	269,350	171,118

Net deferred tax assets	¥137,751	¥111,520

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. The allowances against deferred tax assets are determined based on a review of future realizable value. Changes in the valuation allowance for deferred tax assets are shown below.

	Millions of yen
	Year ended March 31
	2011		2012		2013
Balance at beginning of year	¥501,554		¥461,966		¥490,986
Net change during the year	(39,588	)(1)	29,020	(2)	31,234	(3)

Balance at end of year	¥461,966		¥490,986		¥522,220

(1)	Includes negative ¥33,523 million related to foreign subsidiaries which is mainly due to an effect of utilized loss carryforwards in certain U.S. subsidiaries, negative ¥2,657 million and negative ¥3,408 million related to Japanese subsidiaries and the Company, respectively, which is due mainly to a result of a review of future realizable value for the deferred tax assets previously recorded. In total, ¥39,588 million of allowances decreased for the year ended March 31, 2011.
(2)	Includes ¥24,715 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, ¥20,014 million related to Japanese subsidiaries which is mainly due to the effect of the conversion of Nomura Land and Building Co., Ltd. into a subsidiary of Nomura Holdings, Inc., and negative ¥15,709 million related to the Company which is due mainly to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥29,020 million of allowances increased for the year ended March 31, 2012.
(3)	Includes ¥52,862 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries, negative ¥22,903 million related to the de-consolidation of Nomura Real Estate Holdings into an equity method affiliate, and ¥1,275 million related to Japanese subsidiaries and the Company, which is determined based on a review of future realizable value. In total, ¥31,234 million of allowances increased for the year ended March 31, 2013.

As of March 31, 2013, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries totaling ¥2,190 million not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2013, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,339,383 million mainly resulting from certain U.S. and European subsidiaries. These losses, except for ¥771,418 million, which can be carried forward indefinitely, expire as follows: 2013 through 2022—¥315,415 million, 2023 and thereafter—¥252,550 million. Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognized tax benefits were not significant as of March 31, 2011, 2012 and 2013. Also there were no significant movements of the gross amounts in unrecognized tax benefits and the amount of interest and penalties recognized due to the unrecognized tax benefits during the years ended March 31, 2011, 2012 and 2013. Nomura recognizes the accrual of interest related to unrecognized tax benefits and penalties related to unrecognized tax benefits within Income tax expense in the consolidated statements of income.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom (“U.K.”) and U.S. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits are recorded in the amount that is sufficient to cover potential exposure for an additional tax assessment depending on likelihood. It is reasonably possible that there may be a significant increase in unrecognized tax benefits within 12 months of March 31, 2013. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which Nomura remains subject to examination. Under Hong Kong Special Administrative Region (“Hong Kong”) tax law, the statute of limitation does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2008	(1)
U.K.	2012
U.S.	2009

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2007.

Revisions of domestic tax laws—

On December 2, 2011, the “Act to partially revise the Income Tax Act and others in order to construct a tax system corresponding to changes in the structure of economic system” (Act No. 114 of 2011) (“Act 114”) was promulgated. Under Act 114, effective from the fiscal year beginning on or after April 1, 2012, corporate income tax rate has been reduced from 30% to 25.5% and the use of operating loss carryforwards for tax purposes limited to 80% of the current year taxable income before deducting operating loss carryforwards for tax purposes. Also, on December 2, 2011, the “Special measures act to secure the financial resources required to implement policy on restoration after the East Japan Earthquake” (Act No. 117 of 2011) (“Act 117”) was promulgated. Under Act 117, effective for three fiscal years beginning between April 1, 2012 and March 31, 2015, a Special Reconstruction Corporate Tax has been imposed on companies, which is calculated by multiplying the base corporate income tax by 10%. As a result, domestic statutory tax rates to calculate deferred tax assets and liabilities are 38% for the temporary differences expected to be reversed between April 1, 2012 and March 31, 2015 and 36% thereafter.

Due to these revisions, for the year ended March 31, 2012, net deferred tax assets decreased by ¥5,510 million as at the revision of domestic tax laws. For the year ended March 31, 2012, income tax expenses increased by ¥5,510 million and net income attributable to NHI shareholders decreased by ¥13,251 million.